UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement (Amendment No. 1)

INTERCORE ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

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INTERCORE ENERGY, INC.

1 International Boulevard, Suite 400

Mahwah, NJ 07495

November 25, 2013

To:         The Holders of the Common Stock of InterCore Energy, Inc.

Re:         Action by Written Consent in Lieu of Meeting of Stockholders

This Information Statement is furnished by the Board of Directors of InterCore Energy, Inc., a Delaware corporation (the “Company”), to holders of record of the Company’s common stock, $0.0001 par value per share, at the close of business on November 25, 2013. The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of August 8, 2013. This Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law. This Information Statement provides notice that the Board of Directors has recommended, and holders of a majority of the voting power of our outstanding stock have voted, to approve the following items:

1.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.	To approve an amendment to the Company’s Articles of Incorporation to: (a) change the Company’s name to InterCore, Inc., (b) approve a reverse stock split of the Company’s outstanding common stock at a ratio of 1-for-100, and (c) decrease the authorized common stock from 750,000,000 shares, par value $0.0001, to 275,000,000 shares of common stock, par value $0.0001.

The above actions taken by the Company’s stockholders will become effective on or about December 20, 2013 and are more fully described in the Information Statement accompanying this Notice.

Under the rules of the Securities and Exchange Commission, the above actions cannot become effective until at least 20 days after the accompanying Information Statement has been distributed to the stockholders of the Company.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.

By Order of the Board of Directors

/s/ Claude Brun
Claude Brun, Chief Executive Officer

November 25, 2013

Mahwah, NJ

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR COMMON STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.0001 par value per share (the “Common Stock”) of InterCore Energy, Inc., a Delaware corporation (“We” or the “Company”) by the Board of Directors to notify them about a certain action that the holders of a majority of the Company’s outstanding voting stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on August 8, 2013.

Copies of this Information Statement are first being sent on or before November 29, 2013 to the holders of record on November 25, 2013 of the outstanding shares of the Company’s Common Stock.

General Information

Stockholders of the Company owning a majority of the Company’s outstanding voting securities have approved the following action (the “Action”) by written consent dated August 8, 2013, in lieu of a special meeting of the stockholders:

1.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified; and

2.	To approve an amendment to the Company’s Articles of Incorporation to: (a) change the Company’s name to InterCore, Inc., (b) approve a reverse stock split of the Company’s outstanding common stock at a ratio of 1-for-100, and (c) decrease the authorized common stock from 750,000,000 shares, par value $0.0001, to 275,000,000 shares of common stock, par value $0.0001.

The Company has asked brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under the Delaware General Corporation Law are afforded to the Company’s stockholders as a result of the approval of the Action.

Vote Required

The vote, which was required to approve the above Actions, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. Together the holders of our Series C Convertible Preferred Stock are entitled to votes equal to eighty percent (80%) of our outstanding voting rights.

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The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is August 8, 2013. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on November 25, 2013 (the “Record Date”). As of the Record Date, the Company had outstanding 747,045,896 shares of Common Stock. Holders of the Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is ClearTrust, LLC, 16540 Pointe Village Drive, Suite 206, Lutz, Florida 33558, Telephone: (813) 235-4490.

Vote Obtained - Title 8 Section 228 of the Delaware General Corporation Law

Section 228 of the Delaware General Corporation Law provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and to effectuate the Actions as early as possible to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, which total in the aggregate 61.7% of the outstanding voting stock, are as follows: Fandeck Associates, Inc., an entity controlled by Frederick A. Voight, one of our officers and directors (48.5%), Claude Brun, one of our officers and directors (12.3%), and Danielle Beauchamp, one of our officers and directors (0.9%), respectively.

Pursuant to Section 228(e) of the Delaware General Corporation Law, the Company is required to provide prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This Information Statement is intended to provide such notice. This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Company’s stockholders on the Record Date. The corporate action described herein will be effective approximately 20 days (the “20-day Period”) after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about December 20, 2013.

The entire cost of furnishing this Information Statement will be borne by the Company.

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ACTION ONE

ELECTION OF DIRECTORS

Directors are normally elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” Presently, the Board of Directors consists of five (5) members, namely, James F. Groelinger, Frederick A. Voight, Harry Pond, Claude Brun, and Danielle Beauchamp.

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. Together the holders of our Series C Convertible Preferred Stock are entitled to votes equal to eighty percent (80%) of our outstanding voting rights.

Although the Company’s management expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to being appointed, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the effective date of the actions in this Information Statement:

Name	Age	Position(s)

James F. Groelinger	69	Director

Frederick A. Voight	56	Director

Harry Pond	63	Director

Claude Brun	62	Chief Executive Officer and Director

Danielle Beauchamp	61	Secretary and Director

James F. Groelinger was appointed as one of our Directors on November 3, 2010. Since 2007, Mr. Groelinger has been the Managing Director at Bellegrove Associates where he provides strategic guidance to emerging clean energy entrepreneurs and companies. This guidance includes, but is not limited to, evaluating potential energy-related investments, assisting inventors with energy-related patents and products, as well as developing strategies for creating joint ventures between U.S. and foreign entities or governments. Since 2009, Mr. Groelinger has also been the Executive Director of Clean Energy Alliance, Inc., a national association of clean energy incubators for the purpose of fund raising, policy development, and strategy. From 2001 to 2006, Mr. Groelinger was the Chief Executive Officer and a Director, and was President from 2007 to 2008, of EPV Solar, Inc., a photovoltaic technology company that developed a technology for the production of thin-film photovoltaic products. As CEO of EPV Solar, Mr. Groelinger led the company and oversaw sales as they increased from nil to more than $20 million annually, developed products sales in the U.S., Germany, and Spain, oversaw joint ventures with foreign manufacturers, and managed a complex $60 million debt-for-equity recapitalization, setting the stage for a $70 million third-party financing and initial public offering. Mr. Groelinger received his BChE from the City College of New York, New York, and his MBA in Finance from Temple University.

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Frederick A. Voight is a member of our Board of Directors. Mr. Voight has served as the Managing Director of F.A. Voight & Associates LP, since its inception in 1994. Mr. Voight has more than twenty-five years of experience in managing both public and private company investments. He has previous experience as the Chairman and CEO of a public company and has served as a director of several public and numerous private companies. From June 1983 until August 1994, Mr. Voight owned and operated a chain of retail lumber and home centers in New Jersey and Pennsylvania. From May 1992 until October 1994, he served as Chairman of the Board of Directors and Chief Executive Officer of Skylands Park Management, Inc., a publically traded NASDAQ company and led the company through two public offerings. From December 2004 until March 2006, he served as a director for Cell Robotics International, Inc., a publicly traded company that was a developer and manufacturer of bio-photonic technologies for clinical and medical research. He also served as a director for the DesChutes Medical Products Co., an Oregon company specializing in the design, manufacture, and marketing of innovative products for the medical self-help market, from September 2006 until January 2009 when the company was sold to Jarden Corporation (JAH:NYSE). Mr. Voight served as a director of EPV Solar, Inc., a Robbinsville, NJ PV manufacturing company, from June 1999 through 2010 and as Chairman of the Board from October 2006 until July 2009. Mr. Voight also served from November 2010 until January 2013 as the Managing Director, Investments for InterCore Energy Inc. (ICOR:OTCBB), a publicly traded clean energy technology company. Mr. Voight currently holds the officer position of Chief Investment Officer for TriStar Wellness Solutions, Inc. (TWSI:OTCQB). Mr. Voight has held this position since May, 2012. Mr. Voight has a degree in business administration and majored in finance.

Harry Pond, the Manager of the Rockland Group, LLC, the holder of 39% of our outstanding common stock, was appointed to serve on our Board of Directors on November 3, 2010. From 2005 to present, Mr. Pond has served as Managing Director of Rockland Group, LLC, which is a real estate development company active in the Houston, Texas real estate market. From 2008 to present, Mr. Pond has served as a senior business executive for Rockland Insurance Agency, Inc. In this position he is actively involved with the management of loss prevention, marketing, and recruiting to ensure the company’s profitability and productivity. From 1979 to present, Mr. Pond has owned and operated The Harry Pond Insurance Agency, a company that he is currently in the process of merging with Rockland Insurance Agency, Inc. Mr. Pond received his BS in mathematics and education from Texas State University.

Claude Brun is our President, Chief Executive Officer and a member of our Board of Directors, and has held these positions since January 23, 2013. Mr. Brun also holds these positions with SRG, Inc., our wholly-owned subsidiary. Since 2008, Mr. Brun has served as the Chief Executive Officer at the Ovarium Company where he provides strategic guidance including evaluating potential investments. From 2004 to 2005, Mr. Brun was President of Nemo Vehicles Inc, leader in the design and manufacturing of electric utility vehicles (pick-ups) destined to businesses and governmental departments. As a start-up company, Mr. Brun provided investment and strategic advisory services to companies wanting to participate in the domestic private power industry. Previously, Mr. Brun was employed for 7 years as a director and financial advisory of a financial service center with Laurentian Financial Services. Mr. Brun has a Bachelor’s Degree (industrial technology) and a certificate in personnel management and labor relations from UQAM , Montreal.

Danielle Beauchamp is our Secretary and a member of our Board of Directors, and has held these positions since January 23, 2013. Mrs. Beauchamp also holds these positions with SRG, Inc., our wholly-owned subsidiary and has held these positions since August 2012. Previously, from 1998 to 2012, Mrs. Beauchamp was Division Director for an investors’ group and acted as a financial security advisor. Mrs. Beauchamp served for nine years as a Managing Director and a Deputy Director of consumer credit in the corporate and investment banking group. The basic industries group was responsible for investment banking coverage for clients in the building Products and services.

Family Relationships

There are no family relationships between or among the above Directors, executive officers or persons nominated or charged by us to become directors or executive officers.

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Conflicts of Interest

Potential conflicts of interest are inherent in the relationships between the Company and our officers and directors. From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate. These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with our business with respect to operations, including financing and marketing, management time and services and potential customers. These activities may give rise to conflicts between or among the interests of us and other businesses with which our affiliates are associated. Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our shareholders will have any right to require participation in such other activities. Further, because we intend to transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities. We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

Our policies and procedures regarding transactions involving potential conflicts of interest are not in writing. We understand that it will be difficult to enforce our policies and procedures and will rely and trust our officers and directors to follow our policies and procedures. We will implement our policies and procedures by requiring the officer or director who is not in compliance with our policies and procedures to remove him and the other officers and directors will decide how to implement the policies and procedures, accordingly.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree, or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of our directors, director nominees, or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates, or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Historical Compensation of Directors

Other than as set forth herein no compensation has been given to any of the directors, although they may be reimbursed for any pre-approved out-of-pocket expenses.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

During the most recent fiscal year, to the Company’s knowledge, the following delinquencies occurred:

Name	No. of Late Reports	No. of Transactions Reported Late	No. of Failures to File
Harry Pond	0	0	4
James F. Groelinger	0	0	1
Frederick Larcombe	0	0	1
Wayne LeBlanc	0	0	1
New Horizon, Inc.	0	0	1

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Board Meetings and Committees

During 2011 and 2012, the Board of Directors met as circumstances required and took written action on numerous other occasions. All the members of the Board attended the meetings and all written actions were by unanimous consent.

Code of Ethics

We have not adopted a written code of ethics, because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Audit Committee

We do not currently have an audit committee.

Compensation Committee

We do not currently have a compensation committee.

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EXECUTIVE COMPENSATION

Executive Officers and Directors

The following tables set forth certain information about compensation paid, earned or accrued for services by (i) the Company’s Chief Executive Officer and (ii) all other executive officers who earned in excess of $100,000 in the year ended December 31, 2012 and for the period from our inception (April 29, 2010) to December 31, 2012 (“Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

James F. Groelinger	2012	48,000	-	-	-	-	-	24,437	72,437
CEO	2011	48,000	-	-	-	-	-	-	48,000
	2010	8,000	-	-	-	-	-	750	8,750

Frederick Larcombe	2012	48,000	-	-	-	-	-	17,564	65,564
Secretary and CFO	2011	48,000	-	-	-	-	-		48,000
	2010	8,000	-	-	-	-	-	350	8,350

Wayne LeBlanc	2012	-	-	-	-	-	-	9,928	9,928
Sr. Managing	2011	-	-	-	-	-	-	-	-
Dir. Bus. Dev.	2010	-	-	-	-	-	-	350	350

Kenneth S. Barton (1)
Former CEO, CFO and Secretary	2010	-	-	-	-	-	-	-	-

(1)	Mr. Barton resigned from all positions, effective November 3, 2010.

Employment Contracts

We currently do not have written employment agreements with our executive officers.

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Director Compensation

The following table sets forth director compensation as of for 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Harry Pond	-0-	-0-	-0-	-0-	-0-	8,400	8,400

James F. Groelinger	-0-	-0-	-0-	-0-	-0-	24,437	24,437

Wayne LeBlanc	-0-	-0-	-0-	-0-	-0-	9,928	9,928

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers on December 31, 2012:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

James F. Groelinger *	-	833,333	-	0.120	7/20/22	-	-	-	-
	-	833,333	-	0.120	7/20/22	-	-	-	-
	-	833,334	-	0.120	7/20/22	-	-	-	-
	900,000	-	-	0.167	12/15/14	-	-	-	-
	-	833,333	-	0.200	7/20/22	-	-	-	-
	-	833,333	-	0.200	7/20/22	-	-	-	-
	-	833,334	-	0.200	7/20/22	-	-	-	-
	-	833,333	-	0.300	7/20/22	-	-	-	-
	-	833,333	-	0.300	7/20/22	-	-	-	-
	-	833,334	-	0.300	7/20/22	-	-	-	-

Frederick Larcombe *	-	611,111	-	0.120	7/20/22	-	-	-	-
	-	611,111	-	0.120	7/20/22	-	-	-	-
	-	611,111	-	0.120	7/20/22	-	-	-	-
	450,000	-	-	0.167	12/15/14	-	-	-	-
	-	611,111	-	0.200	7/20/22	-	-	-	-
	-	611,111	-	0.200	7/20/22	-	-	-	-
	-	611,111	-	0.200	7/20/22	-	-	-	-
	-	611,111	-	0.300	7/20/22	-	-	-	-
	-	611,111	-	0.300	7/20/22	-	-	-	-
	-	611,112	-	0.300	7/20/22	-	-	-	-

Wayne LeBlanc *	-	333,333	-	0.120	7/20/22	-	-	-	-
	-	333,333	-	0.120	7/20/22	-	-	-	-
	-	333,334	-	0.120	7/20/22	-	-	-	-
	450,000	-	-	0.167	12/15/14	-	-	-	-
	-	333,333	-	0.200	7/20/22	-	-	-	-
	-	333,333	-	0.200	7/20/22	-	-	-	-
	-	333,334	-	0.200	7/20/22	-	-	-	-
	-	333,333	-	0.300	7/20/22	-	-	-	-
	-	333,333	-	0.300	7/20/22	-	-	-	-
	-	333,334	-	0.300	7/20/22	-	-	-	-

* - Awards are in the form of warrants.

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Certain Relationships and Related Transactions, and Director Independence

We have not entered into or been a participant in any transaction in which a related person had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last three completed fiscal years.

We do not have a written policy concerning the review, approval, or ratification of transactions with related persons.

We do not have an audit, compensation, or nominating committee.

Currently, none of our directors are considered independent. Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship that, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;

•	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;

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•	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•	the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

None of our directors are considered independent because they each serve as an executive officer of the Company, or recently served as an executive officer of the company, or own more than 10% of our outstanding voting securities.

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ACTION TWO

AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION TO CHANGE

THE NAME OF THE COMPANY, EFFECT A

1-FOR-100 REVERSE STOCK SPLIT, AND DECREASE THE

AUTHORIZED COMMON STOCK

Name Change

On August 8, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, the prospective amendment to the Company’s Articles of Incorporation to change the name of the Company to InterCore, Inc. (the “Name Change Amendment”). On August 8, 2013, stockholders of the Company owning a majority of the Company’s outstanding voting stock (the “Majority Stockholders”) approved the Name Change Amendment by written consent, in lieu of a special meeting of the stockholders.

The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s business focus, which will not just be in the energy area.

The Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Delaware Secretary of State with an expected effective date of December 20, 2013.

Reverse Stock Split

General

On August 8, 2013, the Board of Directors and Majority Stockholders of the Company approved by written consent, in lieu of a special meeting of stockholders, amend the Company’s Articles of Incorporation to effect a 1-for-100 reverse split of the Company’s Common Stock (the “Reverse Stock Split”).

Effects of Reverse Split

The corporate action provides for the combination of our presently issued and outstanding shares of Common Stock into a smaller number of shares of identical Common Stock. This is known as a "reverse stock split." Under the proposal, each One Hundred (100) shares of our presently issued and outstanding Common Stock as of the close of business on the effective date of the approved director’s resolution will be converted automatically into one (1) share of our post-reverse stock split Common Stock. Fractional shares will not be issued. Instead, we will issue a full share of our post-reverse stock split Common Stock to any stockholder who would have been entitled to receive a fractional share Common Stock as a result of the reverse stock split.

Each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as he or she did immediately prior to the reverse stock split, except for adjustments required due to the treatment of fractional shares. The Reverse Split does not change the number of authorized shares of Common Stock.

Reasons for the Reverse Stock Split

The primary purposes of the reverse stock split are to:

• Increase the per share price of our Common Stock;

• Provide the Company with the flexibility to issue additional shares to facilitate future acquisitions and financings;

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• Provide the Company with the flexibility to issue shares or options to management and/or its employees; and

• Permit the conversion of the Company’s Series C Convertible Preferred Stock and other convertible instruments.

The reduction in the number of issued and outstanding shares of Common Stock to result from the reverse stock split is expected to increase the market price of the Common Stock to a level above the current market trading price. While the Board believes that the shares of Common Stock will trade at higher prices than those which have prevailed in the recent past, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the reverse stock split because there are numerous factors and contingencies which could affect our market price.

The Company’s Common Stock is currently quoted on the OTC Market Groups, Inc. OTCQB under the symbol “ICOR.” A higher per share price for the Common Stock may enable the Company to meet minimum bid price criteria for initial listing of the Common Stock on a national securities exchange at such time as we implement our future business plans. Because trading of our Common Stock is conducted in the over-the-counter market, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, because the Common Stock is not listed on a national securities exchange and presently trades at less than $5.00 per share, trading in our Common Stock is subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by brokers or dealers in connection with any trades involving a stock defined as a "penny stock." Because our Common Stock is presently classified as a "penny stock," prior to effectuating any transaction in our Common Stock, a broker or dealer is required to make a suitability determination as to the proposed purchaser of our Common Stock and to receive a written agreement meeting certain requirements. The additional burdens imposed upon brokers or dealers by such requirements could discourage brokers or dealers from effecting transactions in our Common Stock, which could limit the market liquidity of our Common Stock and the ability of investors to trade our Common Stock.

The Board believes that the reverse stock split also could result in a broader market for our Common Stock than the current market. Many institutional investors are unwilling or unable due to investment restrictions to invest in companies whose stock trades at less than $5.00 per share. Many investment advisors are subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of a general presumption that such stocks may be highly speculative. In addition, stocks trading at less than $5.00 per share may not be marginable under the internal policies of some investment firms. The reverse stock split is anticipated to result in a price increase for our Common Stock with the possibility of relieving, to some extent, the effect of such limitations on the market for our Common Stock. Additionally, brokerage commissions on the sale of lower priced stocks often represent a higher percentage of the sales price than commissions on relatively higher priced stocks. The expected increase in trading price may also encourage interest and trading in our Common Stock and possibly promote greater liquidity for our stockholders. We also believe that the current per share price of our Common Stock has or may have a negative effect on our ability to use our Common Stock in connection with possible future transactions such as financings, strategic alliances, acquisitions and other uses not presently determinable. However, there can be no assurances that the reverse stock split will have the desired consequences.

As noted in the “Reasons for the Reverse Stock Split” above, one of the reasons for the reverse stock split is to provide management with the flexibility to raise money by selling shares of our common stock, or selling instruments that are convertible into shares of our common stock (such as convertible debentures or preferred stock), to investors for cash. Although our management does not currently have any such financing proposals or arrangements in place, the additional authorized but unissued common stock could be sold by us to raise money in the future.

In addition to the “Reasons for the Reverse Stock Split” listed above, the additional shares of authorized common stock that will be unissued after the reverse split could potentially allow the Company to acquire companies and/or assets with shares of its common stock. The Company does not currently have any plans, proposals or arrangements to acquire any other companies or assets with the additional unissued common stock. The additional shares could also be issued to the Company’s management or other employees, although the Company currently does not have any plans, proposals or arrangements to issue any of the additional shares of common stock to its management or employees.

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The additional shares of authorized common stock that will be unissued after the reverse split will allow holders of the Company’s convertible securities (preferred stock, options, warrants and/or convertible promissory notes) to convert those convertible securities into the Company’s common stock. The details of the convertible instruments are detailed in the table below, including the Company’s Series C Convertible Preferred Stock, which is automatically converted into 80% of the Company’s post-split Common Stock upon the effectiveness of the reverse stock split. As a result, some of the benefits of the Company having less outstanding Common Stock as a result of the reverse stock split will be offset by the automatic conversion feature of the Series C Convertible Preferred Stock and the potential conversion of other convertible instruments.

Effects of the Reverse Stock Split

The reverse stock split will be effective upon a date on or after the expiration of the 20-day Period after the mailing of this Information Statement. The 20-day Period is expected to conclude on or about December 20, 2013.

Adoption of the reverse stock split will reduce the shares of Common Stock outstanding on the record date but will not affect the number of authorized shares of Common Stock. The reverse stock split also will have no effect on the par value of the Common Stock. The effect of the reverse split upon holders of Common Stock will be that the total number of shares of our Common Stock held by each stockholder will be automatically converted into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the reverse stock split divided by one hundred (100) and then rounded up to the next whole number. Each of our stockholders will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a stockholder.

Each stockholder's percentage ownership interest in the Company and proportional voting power will change due to adjustments for fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the reverse stock split. As soon as practicable after the expiration of the 20-day Period, the Company’s Board of Directors may cause a letter of transmittal to be forwarded to each holder of record of shares of our Common Stock outstanding as of such date. The letter of transmittal will contain instructions for the surrender of certificates representing shares of pre-reverse stock split Common Stock to our transfer agent in exchange for certificates representing the number of whole shares of post-reverse stock split Common Stock into which the shares of pre-reverse stock split common stock have been converted as a result of the reverse stock split, or the Company’s Board of Directors may elect for the shareholders to hold their existing certificates and only get a new certificate if they desire or transfer the shares.

The Company’s Series C Convertible Preferred Stock will automatically convert into 80% of the Company’s post-split Common Stock upon the effectiveness of the reverse stock split. As a result, some of the benefits of the Company having less outstanding Common Stock as a result of the reverse stock split will be offset by the automatic conversion feature of the Series C Convertible Preferred Stock.

No Dissenters Rights

In connection with the approval of the Reverse Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Delaware Corporations Code, the Articles of Incorporation or Bylaws.

Accounting Matters

The Reverse Split will not affect the par value of the Company’s Common Stock. As a result, on the effective date of the Reverse Split approved by the Company’s Board of Directors, the stated capital on the Company’s balance sheet attributable to Common Stock would be decreased from then current amount by a factor that equals the Reverse Split ratio, and the additional paid-in capital account would be increased with the amount by which the stated capital is decreased. The per share net income or loss and net book value per share will be increased because there will be less shares issued and outstanding.

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Tax Consequences to Common Stockholders

The following discussion sets forth the material United States federal income tax consequences that the Company’s management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Reverse Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities and persons who acquired their Common Stock as compensation).  In addition, this summary is limited to shareholders who hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local, or foreign jurisdiction. Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to any Reverse Split.

The Reverse Split is intended to be a tax-free recapitalization to the Company and its stockholders. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Split, except for those stockholders receiving additional shares of Common Stock in lieu of fractional shares (as described below). The holding period for shares of Common Stock after the Reverse Split will include the holding period of shares of Common Stock before the Reverse Split, provided that such shares of Common Stock are held as a capital asset at the effective time of the Amendment. The adjusted basis of the shares of Common Stock after the Reverse Split will be the same as the adjusted basis of the shares of Common Stock before the Reverse Split, excluding the basis of fractional shares. A stockholder who receives one whole share of Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which the stockholder was otherwise entitled.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS “CAPITAL ASSETS” AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY’S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF ANY FORWARD SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF ANY FORWARD SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF ANY FORWARD SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH ANY REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE, LOCAL, AND, IF APPLICABLE, FOREIGN TAX RETURNS.

Tax Consequences for the Company

The Company should not recognize any gain or loss as a result of the Reverse Split.

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Share Certificate Transfer Instructions

SHARE CERTIFICATES SHOULD NOT BE SENT TO US OR THE TRANSFER AGENT UNLESS THE SHAREHOLDER DESIRES A NEW STOCK CERTIFICATE IN THE POST-SPLIT SHARE AMOUNT.

Until a stockholder forwards a completed letter of transmittal, together with certificates representing such stockholder's shares of pre-Reverse Split Common Stock to the transfer agent and receives in return a certificate representing shares of post-Reverse Split Common Stock, such stockholder's pre-Reverse Split Common Stock shall be deemed equal to the number of whole shares of post-Reverse Split Common Stock to which such stockholder is entitled as a result of the Reverse Split.

Decrease the Authorized Common Stock

General

On August 8, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, the prospective amendment to the Fourth Article of the Company’s Articles of Incorporation to decrease the authorized common stock from 750,000,000 shares, par value $0.0001, to 275,000,000 shares, par value $0.0001 (the “Decrease in Authorized Amendment”). On August 8, 2013, the Majority Stockholders approved the Decrease in Authorized Amendment by written consent, in lieu of a special meeting of the stockholders.

Reasons for the Decrease in Authorized Amendment

Currently, the Company is authorized to issue 750,000,000 shares of Common Stock. Of the 750,000,000 shares of Common Stock authorized, as of the Record Date, there were 747,045,986 shares of Common Stock issued and outstanding, with the remaining 2,954,014 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants. The Company has warrants to purchase an additional 39,776,376 shares of its common stock that it does not have shares available to reserve for those issuances if the warrants were to be exercised. Consequently, the Company has no shares of Common Stock available for general corporate purposes.

As a general matter, the Majority Stockholders believe the available number of unissued shares of Common Stock after the 1-for-100 reverse stock split is too many shares to be potentially issued at the discretion of the Board of Directors without going back to the Company’s shareholders for approval prior to issuance. As a result the Majority Stockholders approved the Decrease in Authorized Amendment.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of either Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company. As a result of the Decrease in Authorized Amendment, the Board of Directors feels potential investors will be more likely to invest in the Company’s securities if the Company’s Board of Directors can only issue up to 275,000,000 shares of common stock as opposed to 750,000,000 shares of common stock.

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The shares of Common Stock authorized by the Decrease in Authorized Amendment may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s Common Stock may trade on at that time. Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Decrease in Authorized Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Decrease in Authorized Amendment was approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the Decrease in Authorized Amendment, other than as stockholders of the Company.

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Effects of the Decrease in Authorized Amendment

The Decrease in Authorized Amendment was not approved as a means of preventing or dissuading a change in control or takeover of the Company. However, lowering the number of shares that can be issued could decrease the opportunity for a future change of control or takeover of the Company. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock. However, upon the effectiveness of the reverse stock split discussed herein, the Company’s Series C Preferred Stock will convert into 80% of the Company’s then outstanding Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the decrease. However, issuances of significant numbers of additional shares of Common Stock in the future (i) may dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

The Decrease in Authorized Amendment does not change the terms of the Common Stock.

The Decrease in Authorized Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Delaware Secretary of State with an expected effective date of December 20, 2013.

Company’s Capital Structure

In order to facilitate a better understanding of the impact of the Reverse Stock Split and the Decrease in Authorized Amendment, the following are tables describing the Company’s current capital structure and what the capital structure will look like after the Reverse Stock Split and the Decrease in Authorized Amendment:

Current Capital Structure

	No. of Shares Authorized Shares	No. of Securities Outstanding		No. of Securities Available for Issuance(6)		Voting Rights		Conversion Rights
Common Stock	750,000,000	747,045,896		-0-		747,045,896		N/A
Preferred Stock	20,000,000	12,682,600	(3)	317,400	(7)	See Specific Series Information		See Specific Series Information
Series A Preferred Stock	2,000,000	-0-		-0-		-0-	(1)	-0-	(1)
Series B Preferred Stock	4,500,000	-0-		-0-		-0-	(2)	-0-	(2)
Series C Preferred Stock	5,000,000	12,682,600	(3)	-0-		80% of then outstanding common stock	(4)	80% of then outstanding common stock	(4)
Series D Preferred Stock	500,000	85,500		414,500		None		None
Options/Warrants	N/A	129,330,390	(5)	N/A		-0-		129,330,390	(5)
Convertible Promissory Notes	N/A	Convertible Notes for an aggregate of $1,000,000	(8)	N/A		-0-		-0-

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(1)	The Company’s Series A Convertible Preferred Stock has voting rights of twenty five (25) votes per share on any matter brought before the Company’s common stockholders for a vote, and is convertible at one (1) share of common stock for each share of Series A Preferred stock. However, since no shares of Series A Convertible Preferred Stock are outstanding these are listed as zero in the table.
(2)	The Company’s Series B Convertible Preferred Stock has voting rights of one (1) vote per share on any matter brought before the Company’s common stockholders for a vote, and is convertible at five (5) shares of common stock for each share of Series B Preferred Stock. However, since no shares of Series B Convertible Preferred Stock are outstanding these are listed as zero in the table.
(3)	The Company has 5,000,000 shares of Series C Convertible Preferred Stock authorized with all 5,000,000 shares outstanding. The Company is also obligated to issue an additional 7,697,100 shares of Series C Preferred Stock, but does not have sufficient authorized stock to do so currently.
(4)	All shares of the Company’s Series C Convertible Stock, both the 5,000,000 shares currently outstanding and the additional 7,697,100 shares together, have votes equal to 80% of the then outstanding common stock when any matter is properly brought before the shareholders for a vote, and are automatically convertible into 80% of the Company’s then outstanding common stock upon the effectiveness of a reverse stock split of the Company’s common stock.
(5)	Includes warrants to purchase 10,633,340 shares of the Company’s common that have not vested.
(6)	Shares available for issuance is the number of authorized shares minus any shares outstanding and minus any shares reserved for issuance under a convertible instrument.
(7)	Does not include the 414,500 shares of Series D Preferred Stock that are available for issuance, since they are only as Series D Preferred Stock. Does not include any Series A Preferred Stock or Series B Preferred Stock because those shares cannot be reissued once converted.
(8)	We have two convertible promissory notes outstanding for an aggregate of $1,000,000, which notes are automatically convertible into an aggregate of 6.70% shares of our common stock as soon as we have sufficient shares available to convert the notes. Since we do not have sufficient shares to allow for the conversion of these notes before the stock split, these notes are not convertible and no shares are listed in this table.

Post-Reverse Stock Split/Decrease Authorized Amendment Capital Structure

	No. of Shares Authorized Shares	No. of Shares Outstanding		No. of Securities Available for Issuance(5)		Voting Rights		Conversion Rights
Common Stock	275,000,000	Approx. 39,991,751	(8)	Approx. 233,714,945		Approx. 37,352,295	(3)	N/A
Preferred Stock	20,000,000	85,500		317,400	(6)	See Specific Series Information		See Specific Series Information
Series A Preferred Stock	2,000,000	-0-		-0-		-0-	(1)	-0-	(1)
Series B Preferred Stock	4,500,000	-0-		-0-		-0-	(2)	-0-	(2)
Series C Preferred Stock	5,000,000	-0-	(3)	-0-		-0-	(3)	-0-	(3)
Series D Preferred Stock	500,000	85,500		414,500		None		None
Options/Warrants	N/A	1,293,304	(4)	N/A		-0-		1,293,304	(4)
Convertible Promissory Notes	N/A	-0-	(7)	N/A		-0-		-0-

(1)	The Company’s Series A Convertible Preferred Stock has voting rights of twenty five (25) votes per share on any matter brought before the Company’s common stockholders for a vote, and is convertible at one (1) share of common stock for each share of Series A Preferred stock. However, since no shares of Series A Convertible Preferred Stock are outstanding these are listed as zero in the table.

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(2)	The Company’s Series B Convertible Preferred Stock has voting rights of one (1) vote per share on any matter brought before the Company’s common stockholders for a vote, and is convertible at five (5) shares of common stock for each share of Series B Preferred Stock. However, since no shares of Series B Convertible Preferred Stock are outstanding these are listed as zero in the table.
(3)	All shares of the Company’s Series C Convertible Stock, both the 5,000,000 shares currently outstanding and the additional 7,697,100 shares the Company is obligated to issue, are automatically convertible into 80% of the Company’s then outstanding common stock upon the effectiveness of a reverse stock split of the Company’s common stock. As a result, this table shows the outstanding common stock and preferred stock of the Company after giving effect to the conversion of the Series C Preferred Stock.
(4)	Includes warrants to purchase 106,333 shares of the Company’s common that have not vested.
(5)	Shares available for issuance is the number of authorized shares minus any shares outstanding and minus any shares reserved for issuance under a convertible instrument.
(6)	Does not include the 414,500 shares of Series D Preferred Stock that are available for issuance, since they are only as Series D Preferred Stock. Does not include any Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock because those shares cannot be reissued once converted.
(7)	The Company has two convertible promissory notes outstanding for an aggregate of $1,000,000, which notes are automatically convertible into an aggregate of 6.70% shares of the Company’s common stock as soon as the Company has sufficient shares available to convert the notes. Once the Company completes the reverse stock split it will have such shares available and the notes will convert into 2,639,456 shares of common stock.
(8)	The Company’s current outstanding commons stock will reduce to approximately 7,470,459 shares of common stock outstanding after the reverse stock split and before the conversion of the Series C Preferred Stock and the outstanding promissory notes. All shares of the Series C Preferred Stock are convertible into approximately 29,881,836 shares of the Company’s common stock, and the two promissory notes listed in footnote #7 above are convertible into approximately 2,639,456 shares of the Company’s common stock, hence the 39,991,751 figure for the total outstanding common stock (7,470,459 + 29,881,836 + 2,639,459 = 39,991,754).

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 22, 2013, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Common Stock

Title of Class	Name and Address of Beneficial Owner (2)		Nature of Beneficial Ownership	Amount		Percent of Class (1)	Percent of Total Voting Control of Company(10)
Common Stock	Claude Brun	(3)	Chief Executive Officer and Director	0		0%	12.3%

Common Stock	Danielle Beauchamp	(3)	Secretary and Director	0		0%	0.9%

Common Stock	James F. Groelinger	(3)	Director	8,400,000	(4)	1.1%	<1%

Common Stock	Frederick Larcombe	(3)	Chief Financial Officer	5,950,000	(5)	<1%	<1%

Common Stock	Frederick A. Voight	(3)	Director	43,016,400	(6)	5.8%	49.6%

Common Stock	Harry Pond	(3)	Director	294,575,741	(7)	39.3%	7.8%

Common Stock	New Horizon, Inc.		5% Shareholder	234,866,570	(8)	31.4%	6.2%

Common Stock	All Directors and Officers			315,300,741	(9)	72.2%	14.4%
	As a Group (6 persons)

(1)	Based on 747,045,896 shares outstanding as of October 22, 2013. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.
(2)	Unless indicated otherwise, the address of the shareholder is c/o InterCore Energy, Inc., 1 International Boulevard, Suite 400, Mahwah, New Jersey 07495.
(3)	Indicates an officer and/or director of the Company
(4)	Includes warrants to purchase Nine Hundred Thousand (900,000) shares of our common stock at an exercise of $0.167 per share. Includes warrants to purchase Two Million Five Hundred Thousand (2,500,000) shares of our common stock with 1/3rd having an exercise price of $0.12, 1/3rd having an exercise price of $0.20, and 1/3rd having an exercise price of $0.30.
(5)	Includes warrants to purchase Four Hundred Fifty Thousand (450,000) shares of our common stock at an exercise of $0.167 per share. Includes warrants to purchase Five Million Five Hundred Thousand (5,500,000) shares of our common stock with 1/3rd having an exercise price of $0.12, 1/3rd having an exercise price of $0.20, and 1/3rd having an exercise price of $0.30.

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(6)	Includes 32,695,401 and 7,604,300 shares held in the name of RWIP, LLC and Rivercoach Partners, LP, respectively, warrants for the purchase of 50,000 shares of our common stock at $1.50 per share, and warrants to purchase of 4,666,664 shares of our common stock with 1/3rd having an exercise price of $0.12, 1/3rd having an exercise price of $0.20, and 1/3rd having an exercise price of $0.30.
(7)	Includes 292,075,741 shares of our common stock held in the name of Rockland Group, LLC, an entity controlled by Mr. Pond. Includes warrants to purchase Two Million Five Hundred Thousand (2,500,000) shares of our common stock with 1/3rd having an exercise price of $0.12, 1/3rd having an exercise price of $0.20, and 1/3rd having an exercise price of $0.30.
(8)	M. Scott Stevens is the principal owner of New Horizon, Inc.
(9)	Includes shares outlined in footnotes (4) – (7).
(10)	For the purposes Percent of Voting Control of Company, all shares owned, whether common stock or preferred stock, are included. See table below for preferred stock ownership.

The following table sets forth, as of the close of business on October 22, 2013, certain information with respect to the Company’s Series C Convertible Preferred Stock owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

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Preferred Stock

Title of Class	Name and Address of Beneficial Owner (2)		Nature of Beneficial Ownership	Amount		Percent of Class (1)	Percent of Total Voting Control of Company (4)
Series C Preferred Stock	Claude Brun	(3)	Chief Executive Officer and Director	1,950,000	(5)	15.5%	12.3%

Series C Preferred Stock	Danielle Beauchamp	(3)	Secretary and Director	150,000		1.2%	<1%

Series C Preferred Stock	James F. Groelinger	(3)	Director	0		0%	<1%

Series C Preferred Stock	Frederick Larcombe	(3)	Chief Financial Officer	0		0%	<1%

Series C Preferred Stock	Harry Pond	(3)	Director	0		0%	7.8%

Series C Preferred Stock	Fandeck Associates, Inc. 5834 Bridlewood Dr. Richmond, TX 77469		5% Shareholder	7,597,100	(6)	60.6%	48.5%

Series C Preferred Stock	Julien Huppe 700 Russell, Laval, Quebec		5% Shareholder	1,325,000	(7)	10.5%	8.3%

Series C Preferred Stock	Stéphane Cholette 700 Russell, Laval, Quebec		5% Shareholder	649,000		5.6%	4.1%

Series C Preferred Stock	All Directors and Officers			9,797,100		77.0%	61.7%
	As a Group (6 persons)

(1)	Based on 12,597,100 shares of our Series C Convertible Preferred Stock outstanding as of October 22, 2013. Although we only have 5,000,000 shares of Series C Convertible Preferred Stock authorized, we are obligated to issue Fandeck Associates, Inc. 7,597,100 shares of our Series C Convertible Preferred Stock and we have included those shares as outstanding when calculating all the numbers in this table. There are no options or warrants, or other convertible instruments, that are convertible into our Series C Convertible Preferred Stock that are outstanding as of June 3, 2013.
(2)	Unless indicated otherwise, the address of the shareholder is c/o InterCore Energy, Inc., 1 International Boulevard, Suite 400, Mahwah, New Jersey 07495.
(3)	Indicates an officer and/or director of the Company
(4)	For the sake of this table there are 12,597,100 shares of our Series C Preferred Stock outstanding, which shares are convertible into 80% of our then outstanding common stock immediately after a reverse stock split. The voting control percentages shown in this table are after immediately after a reverse stock split of our common stock and include all ownership of common and preferred stock by the listed shareholders.

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(5)	Includes 500,000 shares of our Series C Preferred Stock owned by 9244-7168 Quebec, Inc., 500,000 shares of our Series C Preferred Stock owned by 9244-7010 Quebec, Inc., and 700,000 shares of our Series C Preferred Stock owned by Seliztrine Corporation, all entities that are controlled by Mr. Brun.
(6)	Mr. Frederick Voight is the controlling shareholder of Fandeck Associates, Inc.
(7)	Includes 700,000 shares of our Series C Preferred Stock owned by Plomberie Lory, Inc. and 475,000 shares of our Series C Preferred Stock owned by Jamil Investment, both entities controlled by Mr. Huppe.
(8)	Includes 524,000 shares of our Series C Preferred Stock owned by Gestion Seliztrine, an entity controlled by Mr. Cholette.

The Company is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than common stock and the Series C Convertible Preferred Stock issued or outstanding.

Change of Control Transactions

On January 23, 2013, we closed a transaction with SRG, Inc., a Quebec Province corporation (“SRG”), and the shareholders of SRG who are the owners of 100% of the outstanding common stock of SRG, pursuant to which the holders of 100% of the outstanding common stock of SRG transferred to us all of the common stock of SRG in exchange for the issuance of 5,000,000 shares of our Series C Convertible Preferred Stock, which class of shares are convertible into 80% of our then outstanding common stock immediately after a reverse stock split. This transaction resulted in a change in control transaction.

On March 15, 2013, the Company received $50,000 in return for issuing a note payable to an investment group managed by the Company's Managing Director of Investments with the face value of $50,000 plus a warrant for the purchase of 20,000,000 shares of the Company's common stock at $0.01 per share for a period of five years. This note was due on April 15, 2013 along with a $25,000 service fee and accrued interest on the principal at the rate of 18% per annum compounded daily. Any time after April 15, 2013, the holder could convert all amounts due in connection with this note into the Company's Preferred Series C Stock at the rate of $0.01 per share. On April 16, 2013 and as a result of non-payment of the note upon its due date, the holder issued the Company a notice of default and a notice of conversion of all amounts due into Preferred Series C Stock. On April 17, 2013, the Company and the holder reached an agreement whereby the Company issued 100,000 shares of its Preferred Series C Stock to the holder of the note and the due date was revised to April 23, 2013. On April 24, 2013 and as a result of non-payment of a note upon its due date, the holder issued the Company a notice of default and a notice of conversion of $75,971 due in connection with the note into 7,597,100 shares of Preferred Series C Stock. This resulted in the holder of the note owning 61% of the total shares of Preferred Series C Stock. Upon conversion of the Series C Convertible Preferred Stock into 80% of the Company's outstanding common stock immediately after a reverse stock split, the holder will own 49% of the Company's outstanding common stock. In light of the holder's relationship with other common shareholders, this transaction resulted in a second change in control transaction.

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WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549-2736.

By order of the Board of Directors

/s/ Claude Brun
Claude Brun, Chief Executive Officer

November 25, 2013

Mahwah, New Jersey

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Exhibit A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

INTERCORE ENERGY, INC.

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STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INTERCORE ENERGY, INC.

INTERCORE ENERGY, INC. (the “Corporation”) a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: Pursuant to Unanimous Written Consent of the Board of Directors of the Corporation on August 8, 2013, the following amendment to the Certificate of Incorporation of the Corporation was approved:

Article “One” of the Certificate of Incorporation is amended to read in its entirety as follows:

“The name of the Corporation shall be: “InterCore, Inc.”

Article “Fourth” of the Certificate of Incorporation is amended to read in its entirety as follows:

“Section 1.     Reverse Stock Split. Upon the effectiveness of this Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each one hundred (100) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined and converted, without any action on the part of the holder thereof, into one (1) share of fully paid and nonassessable Common Stock of the Corporation (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued upon combination of the Common Stock in the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of any fractional share, the Corporation shall issue one whole share in lieu of the fractional share.

The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated.

The par value of each share of Common Stock shall not be adjusted in connection with the Reverse Stock Split.

Section 2.     This Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is Two Hundred Seventy Five Million (275,000,000) shares, par value $0.0001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is Twenty Million (20,000,000) shares, par value $0.0001.

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The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the General Corporation Law of the State of Delaware. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The Board of Directors also has express authority over any wholly unissued shares”

SECOND: That the foregoing amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock of the Corporation entitled to vote by written consent in lieu of meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment shall be effective on December 20, 2013.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this 25th day of November, 2013.

By:	/s/ Claude Brun
Claude Brun,
President

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